SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                          Date of Report: July 2, 2004

                  Date of earliest event reported: July 1, 2004



                          MAINE & MARITIMES CORPORATION

             (Exact name of registrant as specified in its charter)



                                      Maine

                         (State or other jurisdiction of
                         incorporation or organization)

                                   333-103749

                              (Commission File No.)

                                   30-0155348

                      (I.R.S. Employer Identification No.)

                   209 State Street, Presque Isle, Maine 04769

               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 207-760-2499


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Maine & Maritimes Corporation


Item 5. Other Events

                             Shareholder Newsletter


Introduction

To improve overall shareholder communications, we are in the process of implementing a number of investor relations changes during 2004, including the introduction of this mid-year progress report in a new format and increased usage of quarterly webcasts. In addition to these activities, efforts are underway to significantly improve our corporate and subsidiary web pages, including an enhanced investor relations section. This mid-year progress report will replace our "Interim Report to Shareholders" and will focus on strategic updates with increased market and strategy highlights. We look forward to your comments and suggestions as we seek to improve communications between Maine & Maritimes Corporation (the "Company") and our shareholders. Our quarterly Form 10-Q reports filed with the Securities and Exchange Commission are available for review by accessing the SEC's Edgar web site at http://www.sec.gov/edgar.shtml, or on our web site in the investor relations area at www.maineandmaritimes.com.

We are pleased to report that Maine & Maritimes Corporation is executing its overall strategic growth plan as detailed both in our Annual Report and during our 2004 Annual Meeting. A copy of our Annual Meeting presentation can be accessed by visiting the investor relations section of our web site.

As detailed more fully below, during the second quarter of this year, we successfully completed two new acquisitions as part of the growth strategy for our subsidiary, Maine & Maritimes Energy Services (dba "The Maricor Group") and its Canadian subsidiary Maricor Ltd as discussed in our Annual Meeting presentation.

Business Strategy

As a result of a combination of regulatory and economic factors, such as deregulation, generation divestiture, and the lagging economy of our regulated utility's service area, we believe that diversified growth is an essential part of our continued creation of shareholder value. Maine & Maritimes Corporation's Board of Directors and Management remain committed to creating increased shareholder value through a portfolio growth strategy, while remaining independently owned. Since migration to a holding company corporate structure approximately one year ago, Maine & Maritimes Corporation has undertaken increasing efforts to enter and develop a larger number of diverse and unregulated businesses and markets in a broader geographic area. These efforts continue to focus on, what we believe to be, a conservative and balanced revenue model approach including annuity, growth, and real estate investment revenue models.

Our strategy is to manage our corporate resources across a more diversified portfolio of geographic, product and service, and industry markets to deliver increased, consistent, and long-term earnings growth. This includes our objective to expand our unregulated activities as a percentage of the Company's total business mix between the growth and real estate investment revenue models, as well as to evaluate other regulated operations within the annuity revenue model category. Although an increasing focus is being placed on our unregulated operations and evaluation of additional regulated operations, we continue to maintain our commitment to the financial and operational integrity of our existing regulated transmission and distribution utility, Maine Public Service Company.

The Maricor Group Expands Canadian and U.S. Presence

During the second quarter of 2004, Maine & Maritimes Energy Services (dba "The Maricor Group") followed a fourth quarter of 2003 acquisition with the acquisitions of two additional mechanical and electrical engineering firms in Halifax, Nova Scotia, Canada and the greater Boston, Massachusetts areas. As previously announced in December 2003, Maricor Ltd, the Canadian subsidiary of The Maricor Group, acquired Eastcan Consulting Engineers, Inc., a company headquartered in Moncton, New Brunswick with an additional office in Saint John, New Brunswick. In June 2004, Maricor Ltd completed its second acquisition with the addition of Morris & Richard Consulting Engineers, Ltd., a Canadian company headquartered in Halifax, Nova Scotia. The Maricor Group also acquired in June of 2004, RES Engineering, Inc., a U.S. company headquartered in Hudson, Massachusetts, with an additional office in downtown Boston.


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These acquisitions make The Maricor Group, together with its subsidiaries, one of the largest mechanical and electrical engineering firms serving the New England and Atlantic Canada corridor. As a facility engineering and development company, a primary business focus is intended to be on sustainable facility asset management and engineering solutions, which result in improved energy efficiency and environmental performance, reduced facility asset lifecycle costs, and enhanced facility economic performance. In addition, the Maricor Group has recently formed a Development Division that will focus on the acquisition and/or development of end-user energy-related assets, such as central utility plants.

With engineering and/or sales offices in Moncton and Saint John, New Brunswick; Halifax, Nova Scotia; Hudson and Boston, Massachusetts; and Presque Isle and Portland, Maine, the company is primarily focused on serving the needs of the municipal, university, school and hospital markets (the "MUSH" market), as well as light industrial and commercial markets. The Maricor Group's web site can be accessed by visiting http://www.maricorgroup.com or http://www.maricor.ca.

Declaration of Quarterly Dividend

During the Maine & Maritimes Corporation's Board of Directors meeting held on May 11, 2004, the Board of Directors declared a quarterly dividend of $.38 per share on its Common Stock. The common dividend is payable July 1, 2004, to shareholders of record as of June 15, 2004.

Annual Meeting

Maine & Maritimes Corporation's Annual Meeting was held on May 11, 2004, in Presque Isle, Maine. David N. Felch, Richard G. Daigle and J. Nick Bayne were elected as directors for a three-year term ending with the 2007 Annual Meeting. During the meeting, shareholders also voted in favor of extending the maximum age directors can stand for election to 78.

Maine Public Service Company

Maine Public Service Company ("MPS"), the Company's regulated transmission and distribution utility serving northern Maine, intends to open a regulatory docket or dockets in the appropriate regulatory jurisdiction(s) to propose a comprehensive strategy to enhance transmission system security and adequacy within the northern Maine and Canadian Maritimes region. As a part of the strategy, MPS intends to propose one or more new transmission interconnections with NB Power, as well as increasing access to market-based generation through increased transmission reservations. In addition, MPS intends to propose the development of a diesel peaking generation farm to ensure voltage support and to strengthen the region's overall system reliability. Ultimately, the successful implementation of these proposals is dependent on MPS obtaining the necessary regulatory approvals. However, MPS believes the regulatory risk associated with these actions is warranted, given the system security benefits that will result from the improved near and long-term reliability of its transmission system.

We believe MPS's proposed strategy reflects a meaningful solution to the challenging energy issues it faces in the northern Maine and Canadian Maritimes region, which include the adverse effects of deregulation, the apparent lack of energy market liquidity, the overall shortage of generation capacity within the region, and other regulatory and market factors. Almost two years ago MPS began its efforts to communicate to regulators and others its concerns relative to generation and transmission inadequacy within the region. It appears that an increasing consensus has evolved that actions of the type proposed by MPS must be taken in the near-term to address the changing capacity and market conditions within the region.

Further, while electric utility stocks appear to have been impacted during recent weeks and months by concerns relative to potential interest rate increases, MPS had already taken steps to protect itself from the adverse consequences of interest rate increases by locking one hundred percent of its long-term debt for its full maturity, through the use of interest rate swaps effective September, 2003. We believe our decision to lock interest rates at an almost forty-year low will prove to be beneficial to both shareholders and customers, should interest rates rise as forecasted. Maine Public Service Company's web site can be accessed by visiting http://www.mainepublicservice.com.


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Oracle Installation

During late 2003, Maine Public Service Company began the process of significantly improving its information system technology by implementing a tier-one financial system known as the Oracle Utility Enterprise Management
(UEM) system. As of April 1, 2004, the financial modules were operational, representing a successful systems integration. MPS anticipates full implementation of the Utility Enterprise Management system by late 2004.

The Company anticipates that these systems will bring increased efficiency to MPS's overall operations, as well as improved financial reporting. A key element of the Company's rationale to migrate to a new information system technology is the system's ability to help ensure full compliance with the Sarbanes-Oxley Act of 2002 (the "Act").

Sarbanes-Oxley Compliance

As a micro-cap stock with a market value of less than $75 million, Section 404 of the Act requires full compliance by December 31, 2005. Reflecting our continuing commitment to effective corporate governance and full transparency to ensure continuing shareholder confidence, the Company has begun an enterprise-wide effort to ensure compliance, while at the same time working to enhance its business processes. Anticipating the 2005 compliance date, the Company is moving forward with its compliance efforts with the aid of the new financial information technology system.

A special team of accountants, business process specialists, and information technology professionals has been dedicated to this most important initiative. In addition, enterprise-wide training and awareness is ongoing to ensure full adherence to the principles of sound corporate governance and financial reporting, as defined by the Act and required by the Securities and Exchange Commission.

Market Highlights and Summary Outlook

Despite solid economic activity within the U.S. and Canada, we are closely watching a number of economic and geo-political issues that could impact the overall economic performance of our unregulated business markets. These issues specifically relate to potential changes in interest rates, upcoming national (U.S. and Canada) elections, the rise in energy prices, lagging government revenue projections, a weakening U.S. and strengthening Canadian dollar, and the increasing U.S. public debt, among other things.

While we anticipate that U.S. interest rates may increase in the near term, it appears such increases will be moderated over an extended period. Within Canada, due to their currency appreciation and low rate of inflation, we expect rates to stay near historical lows. Inasmuch, we believe interest rates within both nations will remain attractive and encourage facility investments and renewals in the near to mid-term.

Within New England, particularly the greater Boston region, we believe the combination of growth and infrastructure renewal requirements, combined with increasing energy cost exposures, will increase the attractiveness of The Maricor Group's intended business offerings. Given the aging facility infrastructure within the region, we anticipate a continuing need and mandate to address spiraling increases in deferred facilities maintenance liabilities.

Throughout New England, lagging revenues appear to be placing pressures on state and local governments to address their facility infrastructure renewal needs in new and innovative ways. We believe these needs are particularly acute in the school, university, and hospital market sectors. Due to a number of diverse factors, we find school's and university's maintenance requirements have been dramatically under-funded, creating an increasing need to address expanding deferred maintenance liabilities.


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Similarly, within Canada, we also believe provincial governments will struggle to meet budgetary shortfalls. Consequently, provincial government and municipal operating expenditures appear to be rising faster than anticipated revenues. Yet, there also appears to be an increasing recognition that significant capital requirements can no longer be postponed. We believe these pressing capital requirements, combined with escalating healthcare expenditures, will require Atlantic Canadian provinces to adopt enhanced public and private partnerships to address infrastructure renewal requirements within the MUSH market.

Rising energy costs, generation capacity shortages, transmission constraints, and emissions reductions mandates are a few of the energy and environmental issues that could create demand for The Maricor Group's intended business offerings within Atlantic Canada and New England. Overall, the subsidiary continues to believe that there is positive evidence that its actual and potential customers will move forward with their capital investment plans to meet future growth requirements; address the spiraling increases in deferred facility maintenance liabilities; and seek to control energy costs and reduce emissions.

The Maricor Group's planned development of its resources and business offerings is intended to take advantage of these and other emerging market trends.

Recognizing our target market region's dependency on oil, natural gas, coal, and Orimulsion(TM), we anticipate energy prices will continue to increase and remain significantly higher than historical norms for the foreseeable future. As certain New England-based demand-side management programs conclude, we also believe there is a significant economic opportunity in addressing the economic and energy security issues of individual businesses and organizations, focusing on both asset renewal and energy efficiency benefits. Additionally, we believe increased opportunities exist to address the electric demand reduction needs within New Brunswick, Nova Scotia and New England.

While we continue to evaluate business opportunities related to each of our targeted revenue models, our continued progress is partially dependent upon the availability of investment capital. The pace of implementation of our strategy will also be affected by our ability to access other potential sources of capital such as monetized future cash flows that result from MPS's deferred stranded cost rate structure. However, as we look to 2004 and beyond, we believe our long-term outlook for our targeted growth remains positive and that the Company's continued transformation and diversification strategy is well suited to the developing market trends we are observing.

Primary Subsidiaries

Maine Public Service Company

Maine & Maritimes Energy Services Co.
(dba, The Maricor Group)

Maricor Ltd

Energy Atlantic, LLC


Investor Relations

Common Stock:

Maine & Maritimes Corporation Common Stock is traded on the AMEX under the symbol MAM

Corporate Headquarters

P.O. Box 789
209 State Street
Presque Isle, Maine  04769-0789


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Investor Contact

Annette Arribas
Vice President Investor Relations and Corporate Compliance
(207) 760-2402

Transfer Agent
Registrar
Dividend Distributing Agent

The Bank of New York
Shareholder Relations Dept.-11E
P.O. Box 11258
Church Street Station
New York, NY  10286
Tel. No. 1-800-524-4458
E-Mail: Shareholder-svcs@bankofny.com

Internet Address
For access to our most recent news releases and other investor information, visit us at www.maineandmaritimes.com


NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This newsletter contains forward- looking statements, including statements relating to the expected performance of the Company's business and growth in markets which the Company serves. It contains forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Maine & Maritimes Corporation are based on current expectations and beliefs that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties set forth in Maine & Maritimes Corporation's filings with the SEC, including risks and uncertainties relating to: failure to obtain and retain expected synergies from start-ups, acquisitions and/or mergers, actual net income projections for new or acquired firms, expected net income or earnings per share performance, delays in obtaining or adverse conditions contained in any required regulatory approvals, changes in laws or regulations, economic or weather conditions affecting future sales and margins, changes in distribution and/or transmission, customer decisions, changes in currency values, changes in interest rates, availability and pricing of fuels and other energy commodities, legislative and regulatory changes (including revised environmental and safety requirements), availability and cost of capital, an inability to raise capital, and other similar factors. Readers are referred to Maine & Maritimes Corporation's most recent reports filed with the SEC.

The forward-looking statements are based on current Management expectations. Actual results may differ materially as a result of several factors, including, among other things, failure to achieve projected earning levels, the timely and successful implementation of strategic initiatives, difficulties or delays incurred in the execution of contracts, decreased capital investment by the Company's clients, the Company's failure to receive anticipated new contract awards, regulatory changes, an inability to achieve timely integration of acquired companies, as well as other matters. Caution must be exercised in relying on these and other forward- looking statements. Due to known and unknown risks, the Company's results may differ materially from its expectations and projections.

CONTACT: Maine & Maritimes Corporation
Annette Arribas, 877-272-1523 (Toll-free in US and Canada)


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAINE & MARITIMES CORPORATION

Date: July 2, 2004

By: /s/ J. Nicholas Bayne

J. Nicholas Bayne, President & CEO